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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                          Date of Report June 22, 2004
                  Date of earliest event reported June 22, 2004



                          The Neiman Marcus Group, Inc.
             (Exact name of registrant as specified in its charter)


                           Commission file no. 1-9659

              Delaware                                        95-4119509
(State or other jurisdiction of                            (I.R.S. Employer
incorporation or organization)                            Identification No.)


            One Marcus Square
             1618 Main Street
              Dallas, Texas
                                                                   75201
(Address of principal executive offices)                         (Zip code)


       Registrant's telephone number, including area code: (214) 741-6911

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                                 Not Applicable
          (Former name or former address, if changed since last report)





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ITEM 5.           OTHER EVENTS AND REQUIRED DISCLOSURES


The Neiman Marcus Group, Inc. announced today that its Board of Directors has declared a quarterly cash dividend of $0.13 per share for its Class A and Class B common stock, payable August 13, 2004 to shareholders of record at close of business on July 30, 2004.





                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            THE NEIMAN MARCUS GROUP, INC.



Date:  June 22, 2004                        By:  /s/ T. Dale Stapleton
                                                --------------------------------
                                            T. Dale Stapleton Vice President and
                                            Controller (principal accounting
                                            officer of the registrant)